UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2003

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26497 (Commission File Number)	77-0121400 (IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California (Address of Principal Executive Offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

     SPECIAL CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

     From time to time, in both written reports (such as this report) and oral statements, Salem Communications Corporation (“Salem” or the “company”, including references to Salem by “we,” “us” and “our”) makes “forward-looking statements” within the meaning of Federal and state securities laws. Disclosures that use words such as the company “believes,” “anticipates,” “expects,” “may,” “projects” or “plans” and similar expressions are intended to identify forward-looking statements, as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the company's current expectations and are based upon data available to the company at the time of the statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations including, but not limited to, Salem's ability to close and integrate announced transactions, competition in the radio broadcast, publishing and Internet industries and from new technologies; Salem's funding needs and financing sources; market acceptance of recently launched music formats and adverse economic conditions. These risks as well as other risks and uncertainties are detailed from time to time in Salem's reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Forward-looking statements made in this report speak as of the date hereof. The company undertakes no obligation to update or revise any forward-looking statements made in this report. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by Salem about its business. These projections or forward-looking statements fall under the safe harbors of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Salem Communications Corporation dated June 2, 2003.

ITEM 9.	REGULATION FD DISCLOSURE.*

     The following information and the exhibits relating thereto are furnished pursuant to Item 9 of this Current Report on Form 8-K. On June 2, 2003, Salem Communications Corporation issued a press release announcing the participation of Edward Atsinger, Chief Executive Officer, David Evans, Senior Vice President and Chief Financial Officer, and Amanda Strong-Larson, Manager, Investor Relations, at the Bear Stearns 12th Annual Global Credit Conference and Deutsche Bank 11th Anuual Media Conference. In addition, the June 2, 2003 press release provided an update regarding Salem's projected results of operations for the fiscal quarter ending June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: June 2, 2003
By: /s/ EILEEN HILL

Eileen Hill
Vice President of Finance

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release of Salem Communications Corporation dated June 2, 2003.

EXHIBIT 99.1

SALEM COMMUNICATIONS TO PRESENT AT NEW YORK INVESTOR CONFERENCES

CAMARILLO, Calif., June 2, 2003--Salem Communications, Inc. (Nasdaq: SALM) announced today the participation of Edward Atsinger, Chief Executive Officer, David Evans, Senior Vice President and Chief Financial Officer and Amanda Strong-Larson, Manager, Investor Relations at the Bear Stearns 12th Annual Global Credit Conference being held June 3-4, 2003 at The Waldorf Astoria Hotel in New York City and at the Deutsche Bank 11th Annual Media Conference, being held June 2-4, 2003 at The Pierre Hotel in New York City.

Salem is scheduled to present at the Bear Stearns Global Credit Conference on Tuesday, June 3, 2003 at 8:45 a.m. Eastern Time.

Salem will also present at the Deutsche Bank Media Conference on Wednesday, June 4, 2003 at 9:30 a.m. Eastern Time. A live audio webcast of the Deutsche Bank Conference may be accessed through the investor relations portion of Salem’s website, located at www.salem.cc. The webcast will also be archived on the website for 30 days following the conference.

In addition, the company announced that it is confirming revenue guidance for the second quarter of 2003. Specifically, the Company is projecting net broadcast revenues of between $43.2 and $43.7 million for the second quarter of 2003. This guidance was originally provided on May 5, 2003 in conjunction with the company’s first quarter 2003 results.

Salem Communications Corporation, headquartered in Camarillo, California, is the leading U.S. radio broadcaster focused on religious and family themed programming. Upon the close of all announced transactions, the company will own and operate 91 radio stations in 36 radio markets, including 58 stations in the top 25 markets. In addition to its radio properties, Salem owns the Salem Radio Network, which syndicates talk, news and music programming to over 1,500 affiliated radio stations; Salem Radio Representatives, a national sales force; Salem Web Network, the leading Internet provider of Christian content; and Salem Publishing, a leading publisher of contemporary Christian music trade and consumer magazines.

Amanda Strong-Larson
Manager of Investor Relations
Salem Communications
(805) 987-0400 x1081
amandas@salem.cc